WESMARK FUNDS

WesMark Small Company Growth Fund

WesMark Growth Fund

WesMark Balanced Fund

WesMark Government Bond Fund

WesMark West Virginia Municipal Bond Fund

Supplement to Statement of Additional Information dated March 31, 2008.

As of August 26, 2008, Richard D. Bradford is no longer an Independent Trustee of the WesMark Funds.

In the section entitled “Who Manages and Provides Services to the Funds” please remove Trustee, Richard D. Bradford and his biography and compensation information.

In the section entitled “Committees of the Board” please remove Richard D. Bradford as a board member of the Audit Committee and Nominating Committee.

September 2, 2008

Investment Company Act File No. 811-7925

Cusip 951025501                                           Cusip 951025402

Cusip 951025204                                           Cusip 951025105

Cusip 951025303

39042 (9/08)